UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Item 1. Reports to Stockholders

Annual Report August 31, 2008

EATON VANCE
TAX-
ADVANTAGED
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Martha Locke, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

Economic and Market Conditions

•

Broad equity markets declined during the year ended August 31, 2008 — a period of significant market volatility around the world. Troubles with subprime mortgages in the U.S., as well as record high oil prices, led to a downturn in the U.S. housing market and contributed to a global credit crunch and economic slowdown. Most of the world was affected by the U.S. sub-prime mortgage-led credit crisis, as the cost of capital increased around the globe and investors fled riskier assets. Global stock markets generally rebounded from an August 2007 sell-off to reach new highs in October 2007, only to turn more volatile, with large swings from January through March 2008. April and May saw a strong rally, but the surge lost steam in the summer of 2008 on renewed concerns of inflation and another downturn in the U.S. financial sector.

•

The Russell 1000 Value Index’s (the “Index”) sector performance varied, but was generally down for the year, with energy, consumer staples and utilities registering the Index’s only positive sector returns. The weakest performing sectors were financials, telecommunication services, information technology and consumer discretionary. Index-leading industries during the period included road and rail, biotechnology and energy equipment and services. In contrast, industries such as thrifts and mortgage finance, automobiles and communications equipment were among the period’s worst performers.

Management Discussion

•

The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “EVT.” Based on the Fund’s objective of providing a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation, the Fund remained invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the year ended August 31, 2008. At the end of the year, the Fund had approximately 74% of total investments invested in common stocks and approximately 22% of total investments invested in preferred stocks. Within the common stock portfolio, the Fund had significant weightings in the utilities, energy and financials sectors. In addition, the Fund maintained a diversified common stock portfolio across a broad range of other industry sectors.

•

For the year, the Fund’s performance at NAV outperformed that of the Index and the average return (at NAV) of the Lipper Value Funds Classification. The Fund’s common stock investments outperformed the Index by several percentage points and its preferred stock holdings, though affected by turmoil in the bond markets, outperformed their benchmark, the Merrill Lynch Fixed Rate Preferred Stock Index, and made a positive contribution to relative returns.(2)

Eaton Vance Tax-Advantaged Dividend Income Fund

Total Return Performance 8/31/07 – 8/31/08

	NYSE Symbol	EVT
	At Net Asset Value (NAV)(1)	-13.61%
	At Share Price(1)	-16.46
	Russell 1000 Value Index(2)	-14.66
	Merrill Lynch Fixed Rate Preferred Stock Index(2)	-14.39
	Lipper Value Funds (Closed-End) Average at NAV(2)	-14.83
	Lipper Value Funds (Closed-End) Average at Share Price(2)	-16.15
	Total Distributions per common share	$1.868
Distribution Rate(3)	At NAV	7.52%
	At Share Price	8.69%

See page 3 for more performance information.

(1)	Performance results reflect the effects of leverage.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, the Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at share price and net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)

The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  Among the Fund’s common stock holdings, several sectors outperformed similar stocks in the Index. The top contributing sectors were financials, utilities and telecommunication services. The Fund’s common stock investments were significantly underweighted in the struggling financials sector, while they were overweighted in utilities. Both allocations benefited performance. In addition, the Fund’s utility stocks outperformed those in the Index.(1)

•                  The Fund’s common stock holdings in the materials, energy and health care sectors detracted from its relative performance, but not to a large extent. In the materials sector, Fund holdings in the containers and packaging and metals and mining industries lagged, while in the energy sector, oil and gas stocks lagged. In health care, the Fund did not own stocks in the biotechnology or health care equipment and supplies industries, both of which performed well in the Index.

•                  As mentioned, 22% of the Fund’s total investments was invested in preferred stocks, which have been affected by the mortgage debacle in the financial sector. Volatility dampened performance in credit markets throughout the period, as delinquencies in mortgage and related securities continued, leading to losses in the financial sector. These losses forced banks to raise capital, increased risk aversion and caused a dramatic contraction of liquidity across the financial system. Preferred stock prices fell significantly during the period, driving returns well into negative territory. The Fund’s preferred stock returns were negative as well, but they outpaced the negative return of their benchmark — the Merrill Lynch Fixed Rate Preferred Stock Index, an unmanaged, broad-based index of preferred stocks — by over six percentage points.(1)

•                  A portion of Fund assets was invested in non-U.S. common and preferred stocks during the period. These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of August 31, 2008, approximately 28% of the Fund’s total investments was invested in non-U.S. common stocks. In addition, approximately 11% of the Fund’s total investments was invested in “Yankee” preferreds. Yankee preferreds are preferred stocks of non-U.S. issuers that are denominated in U.S. dollars.

•                  The continued payment of the Fund’s monthly distributions reflected the continued use of the Fund’s dividend capture strategy, a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of dividend capture trading will be successful. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.

•                  All of the dividends paid by the Fund during the fiscal year ended August 31, 2008 were qualified dividends subject to federal income tax at a long-term capital gains rate (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.

•                  As of August 31, 2008, the Fund had leverage of approximately 28% of the Fund’s total assets. As of April 23, 2008, the Fund had redeemed all of its outstanding Auction Preferred Shares, representing 28,000 shares and $700,000,000 in liquidation preferences, through debt financing. The Fund was not required to sell portfolio holdings, and the cost to the Fund of the new debt leverage is expected, over time, to be lower than the total cost of the Auction Preferred Shares based on the maximum applicable dividend rates.(2)

•                  Effective July 1, 2008, Michael Mach was replaced as a Co-Portfolio Manager of the Fund by Martha Locke. Ms. Locke joined the Fund’s investment investment adviser, Eaton Vance Management, in 1997 and is a Vice President and equity analyst.

•                  As always, we thank you for your continued confidence and participation in the Fund.

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage.

(2)

Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and share price of the common shares). In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

FUND PERFORMANCE

Performance(1)

NYSE Symbol	EVT
Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	-16.46%
Life of Fund (9/30/03)	8.83

Average Annual Total Returns (at net asset value)
One Year	-13.61%
Life of Fund (9/30/03)	12.07

(1)	Performance results reflect the effects of leverage.

Fund Composition

Top 10 Common Stock Holdings(2)

By total investments

Chevron Corp.	3.1%
Marathon Oil Corp.	2.8
ConocoPhillips	2.4
E.ON AG	2.3
Philip Morris International, Inc.	2.3
Edison International	2.2
AT&T, Inc.	2.2
Companhia Vale do Rio Doce ADR	2.1
StatoilHydro ASA	2.1
State Street Corp.	2.0

(2)	Top 10 Common Stock Holdings represented 23.5% of the Fund’s total investments as of 8/31/08. Excludes cash equivalents.

Sector Weightings(3)

By total investments

(3)	As a percentage of the Fund’s total investments as of 8/31/08. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks(1) — 102.6%
Security	Shares	Value
Aerospace & Defense — 5.8%
Honeywell International, Inc.	300,000	$15,051,000
Lockheed Martin Corp.	200,000	23,288,000
Raytheon Co.	734,000	44,032,660
United Technologies Corp.	300,000	19,677,000
		$102,048,660
Auto Components — 0.8%
Johnson Controls, Inc.	477,900	$14,776,668
		$14,776,668
Capital Markets — 4.3%
Bank of New York Mellon Corp. (The)	750,000	$25,957,500
State Street Corp.	737,000	49,872,790
		$75,830,290
Commercial Banks — 3.1%
Bank of Nova Scotia	206,600	$9,503,600
BNP Paribas SA	376,000	33,848,696
Canadian Imperial Bank of Commerce	200,000	12,109,261
		$55,461,557
Communications Equipment — 1.1%
Nokia Oyj ADR	750,000	$18,877,500
		$18,877,500
Computer Peripherals — 1.1%
International Business Machines Corp.	154,000	$18,746,420
		$18,746,420
Diversified Financial Services — 0.3%
JPMorgan Chase & Co.	151,400	$5,827,386
		$5,827,386
Diversified Telecommunication Services — 7.9%
AT&T, Inc.	1,658,750	$53,063,413
Koninklijke KPN N.V.	700,000	11,919,087
Telefonos de Mexico SA de CV ADR	1,700,000	41,769,000
Telenor ASA	756,900	11,926,780
Telmex Internacional SAB de CV ADR	1,496,000	21,108,560
		$139,786,840

Security	Shares	Value
Electric Utilities — 13.6%
E.ON AG	984,000	$57,669,020
Edison International	1,200,000	55,104,000
Entergy Corp.	50,000	5,169,500
Exelon Corp.	75,000	5,697,000
FirstEnergy Corp.	350,000	25,424,000
Fortum Oyj	1,200,000	49,429,561
FPL Group, Inc.	400,000	24,024,000
Iberdrola SA	1,523,396	18,420,978
		$240,938,059
Electrical Equipment — 2.0%
Cooper Industries, Ltd., Class A	450,000	$21,438,000
Emerson Electric Co.	300,000	14,040,000
		$35,478,000
Energy Equipment & Services — 0.6%
Diamond Offshore Drilling, Inc.	95,000	$10,441,450
		$10,441,450
Food Products — 3.5%
Kraft Foods, Inc., Class A	622,821	$19,625,090
Nestle SA	981,000	43,332,671
		$62,957,761
Health Care Providers & Services — 0.6%
UnitedHealth Group, Inc.	323,500	$9,850,575
		$9,850,575
Hotels, Restaurants & Leisure — 0.3%
Marriott International, Inc., Class A	210,000	$5,924,100
		$5,924,100
Household Durables — 1.1%
Stanley Works	400,000	$19,180,000
		$19,180,000
Household Products — 0.5%
Kimberly-Clark Corp.	135,000	$8,326,800
		$8,326,800

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Machinery — 3.1%
Caterpillar, Inc.	175,000	$12,377,750
Deere & Co.	600,000	42,342,000
		$54,719,750
Media — 0.0%
Reed Elsevier PLC	1	$11
		$11
Metals & Mining — 8.2%
Arcelormittal ADR	195,000	$15,330,900
Cleveland-Cliffs, Inc.	85,000	8,603,700
Companhia Vale do Rio Doce ADR	1,950,000	51,772,500
Freeport-McMoRan Copper & Gold, Inc., Class B	263,882	23,569,940
ThyssenKrupp AG	651,000	32,594,026
Voestalpine AG	250,000	13,580,715
		$145,451,781
Multiline Retail — 3.2%
JC Penney Co., Inc.	355,000	$13,834,350
Target Corp.	814,000	43,158,280
		$56,992,630
Multi-Utilities — 5.0%
National Grid PLC	1,487,431	$19,373,306
RWE AG	367,000	39,729,805
Sempra Energy	500,000	28,960,000
		$88,063,111
Oil, Gas & Consumable Fuels — 20.6%
BP PLC ADR	740,000	$42,646,200
Chevron Corp.	900,000	77,688,000
ConocoPhillips	720,000	59,407,200
Husky Energy, Inc.	772,000	34,191,329
Marathon Oil Corp.	1,515,000	68,281,050
Peabody Energy Corp.	500,000	31,475,000
StatoilHydro ASA	1,658,000	50,991,042
		$364,679,821

Security	Shares	Value
Pharmaceuticals — 6.7%
Johnson & Johnson	146,000	$10,282,780
Merck & Co., Inc.	1,170,000	41,733,900
Novartis AG	425,000	23,736,484
Schering-Plough Corp.	2,174,000	42,175,600
		$117,928,764
Real Estate Investment Trusts (REITs) — 1.5%
Boston Properties, Inc.	261,600	$26,806,152
		$26,806,152
Software — 0.5%
Microsoft Corp.	345,500	$9,428,695
		$9,428,695
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp.	275,000	$21,793,750
		$21,793,750
Tobacco — 5.4%
Altria Group, Inc.	900,000	$18,927,000
Philip Morris International, Inc.	1,047,000	56,223,900
UST, Inc.	384,000	20,578,560
		$95,729,460
Water Utilities — 0.6%
Severn Trent PLC	435,666	$10,808,347
		$10,808,347
Total Common Stocks (identified cost $1,215,217,968)		$1,816,854,338

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Preferred Stocks — 30.6%
Security	Shares	Value
Commercial Banks — 12.6%
Abbey National Capital Trust I, 8.963%(2)	7,500	$8,274,007
ABN AMRO North America Capital Funding Trust, 6.968%(2)(3)	1,250	869,922
Barclays Bank PLC, 6.86%(2)(3)	3,500	3,074,316
Barclays Bank PLC, 8.55%(2)(3)	13,400	13,376,845
BBVA International SA Unipersonal, 5.919%(2)	6,500	5,041,848
BNP Paribas, 7.195%(2)(3)	85	7,550,295
BNP Paribas Capital Trust, 9.003%(2)(3)	5,395	5,601,073
Citigroup Inc., Series AA, 8.125%	461,000	9,164,680
Citigroup Inc., Series F, 8.50%	92,500	1,990,600
Credit Agricole SA/London, 6.637%(2)(3)	9,950	7,929,851
DB Capital Funding VIII, 6.375%	489,000	10,180,980
DB Contingent Capital Trust II, 6.55%	200,000	3,972,000
Den Norske Bank, 7.729%(2)(3)	16,000	16,078,320
First Tennessee Bank, 3.75%(2)(3)	2,775	949,570
HBOS PLC, 6.657%(2)(3)	18,750	12,199,425
HSBC Capital Funding LP, 9.547%(2)(3)	13,500	14,267,232
HSBC Capital Funding LP, 10.176%(2)(3)	1,750	2,121,100
JPMorgan Chase & Co., 7.90%(2)	19,250	18,055,326
Landsbanki Islands HF, 7.431%(2)(3)	20,750	13,066,109
National City Corp., Series F, 9.875%(2)	510,000	9,975,600
Royal Bank of Scotland Group PLC, 7.64%(2)	155	13,605,668
Royal Bank of Scotland Group PLC, 9.118%	4,725	4,919,231
Santander Finance Unipersonal, 6.50%	380,000	7,634,200
Standard Chartered PLC, 6.409%(2)(3)	128	10,199,834
UBS Preferred Funding Trust I, 8.622%(2)	15,000	14,984,280
Wachovia Corp., 8.00%	400,000	7,456,000
		$222,538,312
Diversified Financials — 1.8%
CoBank, 7.00%(3)	400,000	$18,712,400
CoBank, 11.00%	170,000	8,516,235
Lehman Brothers Holdings, Inc., 7.95%	240,000	3,734,400
Merrill Lynch & Co., 6.70%	81,450	1,541,034
		$32,504,069
Electric Utilities — 0.3%
Interstate Power & Light Co., 7.10%	181,400	$4,625,700
		$4,625,700

Security	Shares	Value
Food Products — 0.6%
Dairy Farmers of America, 7.875%(3)	73,750	$6,040,590
Ocean Spray Cranberries, Inc., 6.25%(3)	47,500	4,380,393
		$10,420,983
Insurance — 7.5%
Aegon NV, 6.375%	330,000	$5,930,100
Arch Capital Group, Ltd., Series A, 8.00%	424,500	9,780,480
Arch Capital Group, Ltd., Series B, 7.875%	60,500	1,401,785
AXA SA, 6.379%(2)(3)	2,000	1,593,558
AXA SA, 6.463%(2)(3)	18,925	15,157,127
Endurance Specialty Holdings, Ltd., 7.75%	317,500	6,302,375
ING Capital Funding Trust III, 8.439%(2)	17,075	17,598,502
ING Groep NV, 8.50%	725,000	18,052,500
PartnerRe, Ltd., 6.50%	25,000	508,750
Prudential PLC, 6.50%	21,400	17,138,853
RAM Holdings, Ltd., Series A, 7.50%(2)	13,000	8,292,375
RenaissanceRe Holdings, Ltd., 6.08%	199,100	3,504,160
RenaissanceRe Holdings, Ltd., 6.60%	400,500	7,849,800
Zurich Regcaps Fund Trust I, 6.58%(2)(3)	6,000	5,510,625
Zurich Regcaps Fund Trust VI, 3.51%(2)(3)	16,300	13,783,688
		$132,404,678
Oil, Gas & Consumable Fuels — 0.7%
Kinder Morgan GP, Inc., 8.33%(2)(3)	12,000	$12,694,500
		$12,694,500
Real Estate Investment Trusts (REITs) — 7.0%
AMB Property Corp., 6.75%	426,000	$8,562,600
Health Care, Inc., 7.875%	170,100	4,065,390
ProLogis Trust, 6.75%	1,500,000	31,575,000
PS Business Parks, Inc., 6.70%	400,000	7,404,000
PS Business Parks, Inc., 7.95%	400,000	9,200,000
Public Storage, Inc., 6.85%	1,000,000	24,187,500
Regency Centers Corp., 7.45%	45,000	994,500
Vornado Realty Trust, 7.00%	1,600,000	38,950,080
		$124,939,070
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association, Series O, 7.00%(2)	85,000	$1,848,750
Indymac Bank FSB, 8.50%(3)	600,000	6,000
		$1,854,750
Total Preferred Stocks (identified cost $643,039,856)		$541,982,062

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Corporate Bonds & Notes — 0.7%
Security	Principal Amount (000's omitted)	Value
Retail-Food and Drug — 0.7%
CVS Caremark Corp., 6.302%, 6/1/37(2)	$15,000	$12,741,420
		$12,741,420
Total Corporate Bonds & Notes (identified cost $12,409,072)		$12,741,420
Other Investments — 0.0%
Description	Shares	Value
United Utilities PLC, Deferred Shares(4)(5)	3,720,000	$0
		$0
Total Other Investments (identified cost $0)		$0
Short-Term Investments — 5.5%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 2.29%(6)	$97,272	$97,271,867
Total Short-Term Investments (identified cost $97,271,867)		$97,271,867
Total Investments — 139.4% (identified cost $1,967,938,763)		$2,468,849,687
Other Assets, Less Liabilities — (39.4)%		$(697,597,922)
Net Assets — 100.0%		$1,771,251,765

ADR - American Depository Receipt

(1)  All securities except for Exelon Corp. have been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)  Variable rate security. The stated interest rate represents the rate in effect at August 31, 2008.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate value of the securities is $185,162,773 or 10.5% of the Fund's net assets.

(4)  Non-income producing security.

(5)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2008.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	61.1%	$1,508,461,002
United Kingdom	6.6	163,730,368
Germany	5.3	129,992,850
Switzerland	4.1	101,347,747
Norway	3.2	78,996,142
Finland	2.8	68,307,061
France	2.7	66,079,528
Mexico	2.5	62,877,560
Bermuda	2.4	59,077,725
Canada	2.3	55,804,190
Netherlands	2.2	54,370,112
Brazil	2.1	51,772,500
Spain	1.0	26,055,178
Luxembourg	0.6	15,330,900
Austria	0.6	13,580,715
Iceland	0.5	13,066,109
Total	100.0%	$2,468,849,687

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,870,666,896)	$2,371,577,820
Affiliated investment, at value (identified cost, $97,271,867)	97,271,867
Receivable for investments sold	34,633,493
Dividends and interest receivable	5,257,219
Interest receivable from affiliated investment	182,349
Prepaid expenses	433
Tax reclaims receivable	1,752,030
Total assets	$2,510,675,211
Liabilities
Notes payable	$700,000,000
Payable for investments purchased	37,625,604
Payable to affiliate for investment adviser fee	1,217,550
Accrued expenses	580,292
Total liabilities	$739,423,446
Net assets applicable to common shares	$1,771,251,765
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss (computed on the basis of identified cost)	(138,940,842)
Accumulated undistributed net investment income	26,464,096
Net unrealized appreciation (computed on the basis of identified cost)	500,786,739
Net assets applicable to common shares	$1,771,251,765
Net Asset Value Per Common Share
($1,771,251,765 ÷ 72,835,900 common shares issued and outstanding)	$24.32

Statement of Operations

For the Year Ended
August 31, 2008

Investment Income
Dividends (net of foreign taxes, $8,657,432)	$187,515,209
Interest	368,373
Miscellaneous	13,529
Interest income allocated from affiliated investment	1,957,117
Expenses allocated from affiliated investment	(252,745)
Total investment income	$189,601,483
Expenses
Investment adviser fee	$23,330,585
Trustees' fees and expenses	45,571
Preferred shares remarketing agent fee	956,402
Custodian fee	622,988
Printing and postage	273,122
Legal and accounting services	167,740
Transfer and dividend disbursing agent fees	40,709
Interest expense and fees	8,510,051
Miscellaneous	140,383
Total expenses	$34,087,551
Deduct — Reduction of investment adviser fee	$5,503,433
Reduction of custodian fee	217
Total expense reductions	$5,503,650
Net expenses	$28,583,901
Net investment income	$161,017,582
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(107,740,247)
Foreign currency transactions	(1,275,522)
Net realized loss	$(109,015,769)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(332,468,304)
Foreign currency	(165,692)
Net change in unrealized appreciation (depreciation)	$(332,633,996)
Net realized and unrealized loss	$(441,649,765)
Distributions to preferred shareholders from net investment income	$(20,059,122)
Net decrease in net assets from operations	$(300,691,305)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2008	Year Ended August 31, 2007
From operations — Net investment income	$161,017,582	$157,161,046
Net realized loss from investment and foreign currency transactions	(109,015,769)	(2,371,072)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(332,633,996)	248,032,725
Distributions to preferred shareholders from net investment income	(20,059,122)	(31,847,019)
Net increase (decrease) in net assets from operations	$(300,691,305)	$370,975,680
Distributions to common shareholders — From net investment income	$(136,072,028)	$(123,056,254)
Total distributions to common shareholders	$(136,072,028)	$(123,056,254)
Net increase (decrease) in net assets	$(436,763,333)	$247,919,426
Net Assets Applicable to Common Shares
At beginning of year	$2,208,015,098	$1,960,095,672
At end of year	$1,771,251,765	$2,208,015,098
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$26,464,096	$26,636,318

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended August 31, 2008
Net decrease in net assets from operations	$(300,691,305)
Distributions to preferred shareholders	20,059,122
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(280,632,183)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(2,611,874,368)
Investments sold	2,623,895,406
Increase in short-term investments, net	(70,456,111)
Decrease in dividends and interest receivable	6,547,073
Increase in interest receivable from affiliated investment	(62,145)
Decrease in payable for investments purchased	(6,755,485)
Decrease in receivable for investments sold	50,758,843
Decrease in prepaid expenses	48,293
Increase in tax reclaims receivable	(945,360)
Decrease in payable to affiliate for investment adviser fee	(356,787)
Increase in accrued expenses	215,581
Net amortization of premium (discount)	(9,075)
Net change in unrealized appreciation (depreciation) on investments	332,468,304
Net realized (gain) loss on investments, excluding capital gains distributions from REITS	112,827,768
Net cash provided by operating activities	$155,669,754
Cash Flows From Financing Activities
Cash distributions paid to common shareholders, net of reinvestments	$(136,072,028)
Liquidation of auction preferred shares	(700,000,000)
Distributions to preferred shareholders	(20,348,119)
Increase in notes payable	700,000,000
Net cash used in financing activities	$(156,420,147)
Net decrease in cash	$(750,393)
Cash at beginning of year(1)	$750,393
Cash at end of year	$—
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$8,309,707

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended August 31,				Period Ended
	2008	2007	2006	2005	August 31, 2004(1)
Net asset value — Beginning of year (Common shares)	$30.310	$26.910	$24.860	$21.140	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$2.211	$2.158	$2.118	$1.757	$1.314
Net realized and unrealized gain (loss)	(6.058)	3.369	1.890	3.550	2.009
Distributions to preferred shareholders from net investment income	(0.275)	(0.437)	(0.394)	(0.239)	(0.093)
Total income (loss) from operations	$(4.122)	$5.090	$3.614	$5.068	$3.230
Less distributions to common shareholders
From net investment income	$(1.868)	$(1.690)	$(1.564)	$(1.348)	$(1.075)
Total distributions to common shareholders	$(1.868)	$(1.690)	$(1.564)	$(1.348)	$(1.075)
Preferred and Common shares offering costs charged to paid-in capital(3)	$—	$—	$—	$—	$(0.018)
Preferred shares underwriting discounts(3)	$—	$—	$—	$—	$(0.097)
Net asset value — End of year (Common shares)	$24.320	$30.310	$26.910	$24.860	$21.140
Market value — End of year (Common shares)	$21.050	$27.130	$25.550	$21.690	$19.120
Total Investment Return on Net Asset Value(4)	(13.61)%	19.72%	15.66%	26.05%	16.84	%(5)(14)
Total Investment Return on Market Value(4)	(16.46)%	12.87%	25.88%	21.59%	5.67	%(5)(14)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended August 31,					Period Ended
	2008		2007	2006	2005	August 31, 2004(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$1,771,252		$2,208,015	$1,960,096	$1,810,822	$1,539,617
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction excluding interest and fees(6)(7)	0.98%		0.99%	1.04%	1.08%	1.07	%(8)
Interest and fee expense(13)	0.41%		—	—	—	—
Total expenses	1.39%		0.99%	1.04%	1.08%	1.07	%(8)
Net investment income(6)	7.74%		7.23%	8.28%	7.55%	6.97	%(8)
Portfolio Turnover	96%		41%	67%	54%	87%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (As a percentage of average total net assets applicable to common shares plus preferred shares and borrowings):
Expenses before custodian fee reduction excluding interest and fees(6)(7)	0.73%		0.75%	0.76%	0.77%	0.78	%(8)
Interest and fee expense(13)	0.31%		—	—	—	—
Total expenses	1.04%		0.75%	0.76%	0.77%	0.78	%(8)
Net investment income(6)	5.79%		5.47%	6.02%	5.34%	5.07	%(8)
Senior Securities:
Total notes payable outstanding (in 000's)	$700,000		$—	$—	$—	$—
Asset coverage per $1,000 of notes payable(9)	$3,530		$—	$—	$—	$—
Total preferred shares outstanding	—	(12)	28,000	28,000	28,000	28,000
Asset coverage per preferred share(10)	$—	(12)	$103,868	$95,030	$89,681	$79,989
Involuntary liquidation preference per preferred share(11)	$—	(12)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$—	(12)	$25,000	$25,000	$25,000	$25,000

(1)  For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)  Annualized.

(9)  Calculated by subtracting the Fund's total liabilities (not including the notes payable) from the Fund's total assets, and dividing the result by the notes payable balance in thousands.

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing the result by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  See Note 2 to Notes to Financial Statements.

(13)  Interest expense relates to the notes payable incurred to redeem the Fund's APS (see Note 8).

(14)  Not annualized.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,212,730 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2013 ($495,600), August 31, 2014 ($19,534,062) and August 31, 2016 ($2,183,068).

Additionally, at August 31, 2008, the Fund had net capital losses of $112,028,448 attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Fund's taxable year ending August 31, 2009.

As of August 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Fund issued 4,000 Series A, 4,000 Series B, 4,000 Series C, 4,000 Series D, 4,000 Series E, 4,000 Series F and 4,000 Series G Auction Preferred Shares (APS) on December 10, 2003 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrued daily, were cumulative at rates which were reset weekly for Series A, Series B, Series C and Series D APS, approximately monthly for Series E and Series F APS, and approximately bi-monthly for Series G APS. Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates were reset to the maximum applicable rate, which was the greater of 1) 125% of applicable LIBOR at the date of the auction or 2) applicable LIBOR at the date of the auction plus 1.25%. In March 2008, the Fund entered into a committed financing arrangement with a major financial institution (see Note 8), the proceeds from which were used to redeem in full each series of the Fund's APS at a liquidation price of $25,000 per share. Prior to redemption of the APS, the Fund paid an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions. At August 31, 2008, the Fund had no APS outstanding.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders after payment of any dividends on APS during periods when APS were

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

outstanding. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders were recorded daily and were payable at the end of each dividend period except for Series G APS, which paid accumulated dividends on the first business day of each month and on the day following the end of the dividend period. The amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized) and dividend rate ranges prior to the redemption of APS for the year ended August 31, 2008 were as follows:

Series	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
Series A	$2,738,767	4.71%	3.85% – 5.50%
Series B	$2,681,367	4.59%	3.88% – 5.50%
Series C	$2,756,282	4.67%	3.90% – 5.50%
Series D	$2,699,573	4.66%	3.70% – 5.50%
Series E	$3,196,736	4.98%	3.90% – 5.60%
Series F	$2,939,534	4.91%	3.90% – 5.50%
Series G	$3,046,863	5.19%	4.50% – 5.50%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended August 31,
	2008	2007
Distributions declared from:
Ordinary income	$156,131,150	$154,903,273

During the year ended August 31, 2008, accumulated net realized loss was decreased by $5,058,654 and accumulated undistributed net investment income was decreased by $5,058,654 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts, return of capital distributions from securities and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$26,312,318
Capital loss carryforward and post October losses	$(134,241,178)
Net unrealized appreciation	$496,238,853

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Prior to May 1, 2008, the fee was computed at an annual rate of 0.85% of the Fund's average daily gross assets. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The Fund entered into a fee reduction agreement with EVM pursuant to which, effective May 1, 2008 through April 30, 2009, the Fund's adviser fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.835% over $1.5 billion up to and including $3 billion, 0.82% over $3 billion up to and including $5 billion, and 0.805% on average daily gross assets over $5 billion, and is payable monthly. The agreement also provides for additional reductions in rates beginning May 1, 2009 on average daily gross assets over $1.5 billion. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the year ended August 31, 2008, the Fund's adviser fee totaled $23,576,303 of which $245,718 was allocated from Cash Management and $23,330,585 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average daily gross assets during the first five full years of the Fund's operations, 0.15% of the Fund's average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $5,503,433 of its adviser fee for the year ended August 31, 2008.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,611,874,368 and $2,623,895,406, respectively, for the year ended August 31, 2008.

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended August 31, 2008 and August 31, 2007.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,972,486,649
Gross unrealized appreciation	$615,317,930
Gross unrealized depreciation	(118,954,892)
Net unrealized appreciation	$496,363,038

8  Committed Facility Agreement

Effective March 10, 2008, the Fund entered into a Committed Facility Agreement (the Agreement) with a major financial institution that allows it to borrow up to $700 million over a rolling 180 calendar day period. Interest is charged at a rate above LIBOR and is payable monthly. The Fund also paid an arrangement fee of $910,000 which is included in interest expense in the Statement of Operations. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. As of August 31, 2008, the Fund had borrowings under the Agreement of $700 million at an interest rate of 2.60%. For the period from March 31, 2008, the date of the initial draw on the Agreement, through August 31, 2008, the average borrowings under the Agreement and the average interest rate (annualized) were $674,025,974 and 2.65%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

11  Subsequent Event

Effective October 16, 2008, the Fund entered into an amendment to the Committed Facility Agreement (Amended Agreement). Under the terms of the Amended Agreement, interest is charged at a rate above 1-month LIBOR up to January 1, 2009 and at a rate above 3-month LIBOR thereafter, each of which is higher than the rate previously charged. The Fund is also charged a commitment fee of .25% per annum on the unused portion of the commitment up to January 1, 2009 and .55% per annum thereafter.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on June 20, 2008. The following action was taken by the shareholders:

Item 1: The election of Thomas E. Faust Jr., William H. Park and Heidi L. Steiger as Class II Trustees of the Fund for a three-year term expiring in 2011.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	68,135,615	1,210,262
William H. Park	68,139,473	1,206,404
Heidi L. Steiger	68,122,993	1,222,884

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), including the portfolio of investments, as of August 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 20, 2008

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates $166,584,746, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2008 ordinary income dividends, 40.98% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of August 31, 2008, our records indicate that there are 124 registered shareholders and approximately 68,143 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVT.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund. The Board also noted that, at its request, the Adviser had agreed to add fee breakpoints effective May 1, 2008.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund's advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Until 2011. 3 years. Trustee since 2007 and President since 2003.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC, and EV which are affiliates of the Fund.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Until 2010. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2002-2005).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2011. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center.	173	None

Heidi L. Steiger 7/8/53	Trustee	Until 2011. 3 years. Since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2010. 3 years. Since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Until 2009. 3 years. Trustee since 2005; Chairman since 2007.	Consultant and private investor.	173	None

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on July 2, 2008. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

35 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2004-10/08  CE-TADISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended August 31, 2007 and August 31, 2008 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Fiscal Years Ended	8/31/07	8/31/08

Audit Fees	$79,210	$79,500

Audit-Related Fees(1)	$5,150	$0

Tax Fees(2)	$9,957	$11,410

All Other Fees(3)	$0	$1,918

Total	$94,317	$90,910

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant in the Trust by the registrant’s principal accountant for the last two fiscal years of the registrant; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	8/31/07	8/31/08

Registrant	$15,107	$13,328

Eaton Vance(1)	$190,525	$419,722

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Aamer Khan, Martha G. Locke, Thomas H. Luster and Judith A. Saryan and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Khan and Luster and Mmes. Locke and Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Khan and Ms. Locke have been Eaton Vance analysts for more than five years and are Vice Presidents of EVM and BMR.  Mr. Luster has been an Eaton Vance portfolio manager and analyst since 1994 and is a Vice President of EVM and BMR.  He is co-head of Eaton Vance’s Investment Grade Fixed Income Group.  Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Aamer Khan
Registered Investment Companies	5	$5,983.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Martha G. Locke
Registered Investment Companies	4	$5,655.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas H. Luster
Registered Investment Companies	6	$7,463.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$440.8	0	$0
Judith A. Saryan
Registered Investment Companies**	7	$9,774.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
**	Numbers provided include an investment company structured as a fund-of-funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Aamer Khan	None
Martha G. Locke	None
Thomas H. Luster	$50,001-$100,000
Judith A. Saryan	$10,001-$50,000

Potential for Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  EVM has adopted several policies and procedures designed to address these potential conflicts including:  a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock.  EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees.  Compensation of EVM’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	October 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	October 9, 2008

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	October 9, 2008